Convertible Notes: (Tables)	12 Months Ended
Dec. 31, 2013
Convertible Notes: (Tables) [Abstract]
Carrying value of notes

The Modified notes were initially recorded at their estimated fair value, net of restructuring costs and are being accreted to their face value using the effective interest rate method over the expected life of the notes (originally estimated to be the maturity date of June 29, 2014- See Note 14, Subsequent Event), with the resulting charge recorded as interest expense.

Carrying value of Modified Notes as of December 31, 2012	$18,983,454
Old notes	1,042,000
Total carrying value of convertible notes as of December 31, 2012	20,025,454
Accretion of modified notes during 2013	3,975,719
Debt settlement	(2,515)
Total carrying value of convertible notes as of December 31, 2013	$23,998,658